Office
               DEAN HELLER                       ====================  Use Only:
[NEVADA        Secretary of State                    ARTICLES OF
  LOGO                                              INCORPORATION
OMITTED]       101 North Carson Street, Suite 3  (PURSUANT TO NRS 78)
               Carson City, Nevada 89701-4786    ====================
               (775) 684 5708
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               Important: Read attached instructions before completing form.
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
1. NAME OF CORPORATION:          SHAVA, INC.

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2. RESIDENT AGENT NAME           R/A's of America (#7-00154)
   AND STREET ADDRESS:           ---------------------------------------------------------------------------
   (must be a Nevada address     Name
   where process may be served)
                                 P. O. Box 662, 1177 Fairview Drive, #996   Carson City,  NEVADA  89702-0662
                                 --------------------------------------------------------        -----------
                                 Street Address                                 City               Zip Code

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3. SHARES:
   (number of shares             Number of shares                                   Number of shares
   corporation                   with par value: 25,000,000    Par value: $.001     without par value: n/a
   authorized to issue)                         --------------           ----------                   ------

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4. NAMES, ADDRESSES,             The First Board of Directors/Trustees shall consist of     1        members
   NUMBER OF BOARD OF            whose names and addresses are as follows:              ------------
   DIRECTORS/TRUSTEES:
                                 1. William F. Webster
                                 ---------------------------------------------------------------------------
                                 Name

                                    1000 G Street, 2nd Floor                Sacramento      CA      95814
                                 ------------------------------------------------------, -------- ----------
                                 Street Address                                City        State   Zip Code

                                 2._________________________________________________________________________
                                 Name

                                 ______________________________________________________, ________ __________
                                 Street Address                                City        State   Zip Code

                                 3._________________________________________________________________________
                                 Name

                                 ______________________________________________________, ________ __________
                                 Street Address                                City        State   Zip Code

                                 4._________________________________________________________________________
                                 Name

                                 ______________________________________________________, ________ __________
                                 Street Address                                City        State   Zip Code

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5. PURPOSE:                      The purpose of this Corporation shall be:
   (optional-see instructions)

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6. OTHER MATTERS:                Number of additional pages attached: none
   (see instructions)                                                ------

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7. NAMES, ADDRESSES              Terrall W. Chilcoat                       /S/
   AND SIGNATURES OF             -------------------------------------   -----------------------------------
   INCORPORATORS:                Name                                    Signature
   (attach additional pages if
   there are more than 2         1177 Fairview Drive #996           Carson City         NV          89702
   incorporators).               -----------------------------------------------,  ------------ ------------
                                 Address                                City          State       Zip Code

                                 _____________________________________   ___________________________________
                                 Name                                    Signature

                                 _______________________________________________,  ____________ ____________
                                 Address                                City          State       Zip Code

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8. CERTIFICATE OF                I,   Terrall W. Chicoat         hereby accept appointment as Resident Agent
   ACCEPTANCE OF                    ---------------------------  for the above named corporation.
   APPOINTMENT OF
   RESIDENT AGENT:                  /S/                                      03-06-01
                                 -------------------------------------    ----------------------------------
                                 Signature of Resident Agent              Date

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This form must be accompanied by appropriate fees.             Nevada Secretary of State Form CORPART1999.01
See attached fee schedule.                                                              Revised on: 03/06/00
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